F - 1
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                             FORM 8-K/A

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                          October 14, 1996

                  ________________________________



                       MASON OIL COMPANY, INC.
       (Exact name of registrant as specified in its charter)


Utah                           0-28184                     87-109974
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                        6337 Ravenwood Drive
                      Sarasota, Florida  34243
              (Address of principal executive offices)


                           (941) 351-3102
        (Registrant's telephone number, including area code)
ITEM 2    Acquisition or Disposition of Assets

Pursuant to a Stock Purchase and Sale Agreement dated October 14, 1996, among Mason Oil Company, Inc., a Utah corporation (the "Registrant"), Paul B. Ingram and John L. Naylor (the "Agreement") the Registrant has acquired all of the outstanding stock of IAN Holdings, Inc., a Cayman Islands corporation ("IAN Holdings") in exchange for 6,000,000 shares of the Registrant's common stock. IAN Holdings is the owner of all of the outstanding shares of Hemley Exploration Pty. Ltd., an Australian corporation ("Hemley"). Hemley is the beneficiary of certain petroleum exploration licenses, regarding rights to certain petroleum exploration activities in Australia, identified as Petroleum Exploration Licenses Nos. 61 and 63 (the "PELs"), issued by the Australia Ministry for Mines and Energy, subject to an 3% overriding royalty obligation to Paul B. Ingram and John L. Naylor. The Registrant's Board of Directors approved all aspects of the transaction and specifically determined that the consideration given in exchange for the IAN Holdings stock fairly and adequately reflected the value received.

The stock of IAN Holdings, and the ancillary beneficiary interests in the PELs, were acquired by the Registrant from Paul B. Ingram and John L. Naylor. Mr. Ingram and Mr. Naylor are directors and officers of the Registrant. Because of this relationship, all transactions were submitted to and received approval by the independent and unrelated member of the Registrant's Board of Directors.

Subject to receipt of the necessary financing, the Registrant plans to pursue opportunities for petroleum exploration deriving from the acquisition of the PELs. At present, officers of the Registrant are involved in negotiations with various companies engaged in exploration and exploitation of the petroleum reserves, as well as potential petroleum purchasers. The PELs constitute the only significant assets of Hemley, and Hemley has not conducted any significant operations with respect to the PELs or otherwise.

ITEM 7.   Financial Statements and Exhibits

(a) In accordance with Item 7(a)(1), the Registrant is filing the required financial statements of the Company as an amendment to the Form 8-K.
(b) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                            Reg. S-K
Exhibit No.          Description                            Item No.

*2.1                Stock   Purchase  Agreement,  dated
                    September 10, 1996, by and  between
                    Craig Carpenter, Mason Oil Company,
                    Inc.,  Paul B. Ingram and  John  L.
                    Naylor, without attachments.            2

*2.2                Stock  Purchase and Sale Agreement,
                    dated  October  14,  1996,  between
                    Mason  Oil Company, Inc.,  Paul  B.
                    Ingram and John L. Naylor.              2

o99                 Financial   Statements    of    IAN
                    Holdings Limited and Subsidiaries       99

o99                 Pro Forma Financial Statements
                                                            99

*    Previously filed.
o    Filed herewith
ITEM 8

The  Company  has  elected  to  adopt the  fiscal  year  end  of  the
accounting   acquirer   (IAN   Holdings   Limited);   therefore,   no
transitional report will be filed.

ITEM 9

Effective September 10, 1996, in conjunction with the previously filed stock purchase agreement between Craig Carpenter, Mason Oil Company, Inc., Paul B. Ingram and John L. Naylor (Exhibit 2.1), John
L. Naylor, an Australian citizen acquired 650,000 shares of the Company's common stock from the majority shareholder of Mason just prior to the exchange.

Effective October 14, 1996, in conjunction with the previously filed stock purchase and sale agreement between Mason Oil Company, Inc. and John Leonard Naylor and Paul B. Ingram (exhibit 2.2), John Leonard Naylor acquired an additional 3,000,000 shares of newly issued, unregistered common stock of the Company.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MASON OIL COMPANY, INC.

Date:   February 18, 1997          By:  /s/ Paul B. Ingram
                                        Paul B. Ingram, President